UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007

For the transition period from __________ to___________

Commission file number  333-138974

UraniumCore Company

(Exact name of small business issuer as specified in its charter)

  DELAWARE                                                                     13-2643655

(State or other jurisdiction of incorporation or organization)    (IRS Employer Identification No.)

595 Howe Street, Ste. 600, Vancouver , BC, Canada

 (Address of principal executive offices)

(604) 739-3915

 (Issuer's telephone number)

(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Information

The company has changed it's corporate number to (604) 739-3915

SIGNATURES

Pursuant to the requirements of Sections 13 or 15(d) the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: February 23, 2007

UraniumCore Company

/s/Robert Lunde
By: Robert Lunde
President